               OPPENHEIMER BARING SMA INTERNATIONAL FUND
                 Supplement dated April 15, 2008 to the
                    Prospectus dated June 28, 2007

     This   supplement   amends  the  Prospectus  of   Oppenheimer   Baring  SMA
International  Fund (the  "Fund")  dated June 28, 2007 and is in addition to the supplement dated September 17, 2007.

     Effective April 1, 2008, the  sub-section  captioned  "Portfolio  Managers"
beginning on page 12 under the section "How the Fund Is Managed - The  Manager,"
is deleted in its entirety and replaced by the following:

     Portfolio Manager.  The Fund's portfolio is managed by a team of investment professionals including David Bertocchi,  CFA who has been primarily responsible for the day-to-day management of the Fund's investments since April 2008.

     Mr.  Bertocchi  joined  Baring Asset  Management  in 2000 and was appointed
Divisional  Director in 2004.  He is a member of the Baring  Global Equity Group and is responsible for International  Equity portfolios.  He is a past member of the Baring European and UK equity teams.

April 15, 2008                                                       PS0841.002